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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
AMFM Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1998, relating to the financial statements of Martin Media and Martin & MacFarlane, Inc., included in AMFM Inc.'s (formerly Chancellor Media Corporation) Form 8-K dated February 12, 1999.


                                                Arthur Andersen LLP


Bakersfield, California
July 14, 1999